UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022 (April 8, 2022)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit,

Shatin, N.T., Hong Kong SAR

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 8, 2022, the Board of Directors (“Board”) of Value Exchange International, Inc. (“Company”) appointed the following persons as non-executive directors of the Board to fill vacancies.

1) Robert Trapp. Mr. Trapp has 38 years of cross-cultural business experience with both public and privately-owned companies in Asia, the United States and Canada, in a diverse range of industries including hospitality, finance, property, mining, software, biotech and consumer goods. Mr. Trapp is the Chief Executive Officer of BMI Capital International LLC, a FINRA broker-dealer, a position he has held since June 2015. Mr. Trapp has served as Vice-President at DSS Wealth Management, Inc. since May 2021. Mr. Trapp served on the Board of Directors of Alset EHome International Inc. from November 2020 to November 2021. Mr. Trapp also served as General Manager of SeD Development Management LLC, a subsidiary of Alset EHome International, a position he held from September 2015 to February 2018. In addition, Mr. Trapp presently serves on the Board of Directors of several of the subsidiaries of Alset EHome International. Mr. Trapp has served as a member of the Board of Directors of American Premium Water Corporation since September 2020. Mr. Trapp has served as a member of the Board of Directors of Sharing Services Global Corporation since November 2020. Mr. Trapp has served on the Board of Directors of Theralink Technologies Inc. formerly Avant Diagnostics Inc. since November 2017 to June 2020. Previously, Mr. Trapp served on the Board of Directors of Amarantus Bioscience Holdings Inc. from February 2017 until May 2017 and on the Board of Directors of GigWorld Inc. from December 2014 until June 2015. Mr. Trapp served as President and Director at Master of Real Estate LLC, a subsidiary of Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited), a company listed on the Hong Kong Stock Exchange, from August 2014 to August 2015 and served as Senior Vice-President with Inter-American Management LLC, a property management subsidiary of Zensun Enterprises Limited, from October 2013 to August 2015. Mr. Trapp served as a Director of eBanker USA.com, a subsidiary of Zensun Enterprises Limited, from March 1998 to August 2015, and served as General Manager and Rep Director with Hotel Plaza Miyazaki, a subsidiary of eBanker USA.com, from September 2009 to May 2013. Mr. Trapp holds a Bachelor of Commerce degree from the University of Calgary and a Bachelor of Applied Arts in Hospitality & Tourism Management from Ryerson University in Toronto, Canada.

2) Mr. Wong Shui Yeung (Frankie). Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and a member of Hong Kong Securities and Investment Institute and holds a bachelor’s degree in business administration. He has over 20 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company corporate secretarial practice. Mr. Wong has served as a member of the Board of Directors of Alset EHome International Inc. and Alset Capital Acquisition Corp. since November 2021 and January 2022 respectively, the shares of which are listed on NASDAQ. Mr. Wong has served as an independent non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of Singapore Stock Exchange. He was an independent non-executive director of SMI Holdings Group Limited from April 2017 to December 2020, the shares of which were listed on the Main Board of The Stock Exchange of Hong Kong Limited and was an independent non-executive director of SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which are listed on the Main Board of The Stock Exchange of Hong Kong Limited.

3) Wong Tat Keung (Aston). Since 2021, Mr. Wong has served as the sole proprietor of Aston CPA and Associates, a registered certified public accounting firm. Mr. Wong has served as a member of the Board of Directors of Alset Capital Acquisition Corp. since January 2022. He has been an independent non-executive director of Alset International since January 2017. Mr. Wong has been an independent non-executive director of Roma Group Limited, a valuation and technical advisory firm, since March 2016, and has served as an independent non-executive director of Lerthai Group Limited, a property, investment, management and development company, since December 2018. Previously, he served as the director and sole proprietor of Aston Wong CPA Limited and Aston Wong & Co., registered certified public accounting firms, from February 2010 to November 2020 and January 2006 to February 2010 respectively. He was also a Partner at Aston Wong, Chan & Co., Certified Public Accountants and he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., certified public accountants from April 1993 to December 1999. He served as an independent non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

All three new directors have accepted their appointment to the Board and Audit Committee as of the date of the filing of this Current Report on Form 8-K.

There is no family relationship between Mr. Robert Trapp, Mr. Wong Shui Yeung and Mr. Wong Tat Keung and any members of the Company’s management.

Audit Committee Members. On 8 April 2022, the Board also appointed Mr. Robert Trapp, Mr. Wong Shui Yeung and Mr. Wong Tat Keung as members of the Audit Committee of the Board. The Board deems, Mr. Wong Shui Yeung and Mr. Wong Tat Keung to be “audit committee financial experts” under SEC rules.

Mr. Robert Trapp, Mr. Wong Shui Yeung and Mr. Wong Tat Keung are deemed business associates of current Company directors Chan Heng Fai and Vincent Lum due to service as directors, officers or consultants with affiliated companies and related business relationships.

Item 7.01. Regulation FD Disclosure.

On 12 April 2022, the Company issued a press release announcing the appointment Mr. Robert Trapp, Mr. Wong Shui Yeung and Mr. Wong Tat Keung to the Board, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated 12 April 2022, by Value Exchange International, Inc. announcing appointment of three new directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee Kenneth
Name:	Tan Seng Wee Kenneth (Kenneth Tan)
Title:	President
Date:	April 12, 2022

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated 12 April 2022, by Value Exchange International, Inc. announcing appointment of three new directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)